                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                ---------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 5, 1998
                                                  -----------------------------


                                NETOPIA, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      Delaware                    0-28450                    94-3033136
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)         File Number)             Identification No.)


2470 Mariner Square Loop, Alameda, California                              94501
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (510) 814-5100
                                                   -----------------------------



Same
--------------------------------------------------------------------------------
       (Former name or Former Address, if Changed Since Last Report.)

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(b)       Pro Forma Financial Information.


                The following unaudited pro forma condensed consolidated balance sheet at June 30, 1998 and the unaudited pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fisca year ended September 30, 1997, give pro forma effect to the estimated financial impact of the sale of the Registrant's Farallon LAN Division (the "LAN Division") to Farallon Networking Corporation (the "Buyer"), an affiliate of Gores Technology Group, on August 5, 1998. The pro forma condensed consolidated balance sheet at June 30, 1998 gives pro forma effect to the sale of the LAN Division as if the transaction was consummated on June 30, 1998. The pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fiscal year ended September 30, 1997, give pro forma effect to the sale of the LAN Division as if the transaction was consummated as of the beginning of the respective periods presented.

                The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company giving effect to the assumptions and adjustments set forth in the following notes. The overall assumption has been made that the effect of the sale of the LAN Division would have been to transfer the LAN Division's products, operating activities and associated revenues, assets (excluding cash and tax benefits) and liabilities as well as the related operating expenses, from the Registrant to the Buyer. The Registrant would have retained products, operating activities and associated revenues, assets and liabilities, as well as any operating expenses, related to its Netopia Internet Connectivity hardware products and its Timbuktu Pro and Netopia Virtual Office software products (the "Internet Division").

                The unaudited pro forma condensed financial data have been prepared by Company management for informational purposes only and are not necessarily indicative of how the Company's balance sheet and operating results would have been presented had the transaction as set forth in the Agreement of Purchase and Sale of Assets, dated August 5, 1998 (the "Agreement"), by and between the Registrant and Farallon Networking Corporation, been consummated on the assumed dates, nor are they necessarily indicative of the presentation of the Company's balance sheet and statement of operations for any future period.

(c)      Exhibits.

         Exhibit
         Number    Description
         ------    -----------

         99.1(a) Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1998

         99.1(b) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended June 30, 1998

         99.1(c) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended September 30, 1997

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NETOPIA, INC.


Date:  October 19, 1998      By: /s/ James A. Clark
                                --------------------------------------------
                                 James A. Clark
                                 Vice President and Chief Financial Officer
                                 (Duly Authorized Officer and Principal
                                 Financial Officer)

                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1(a)   Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30,
          1998

99.1(b) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended June 30, 1998

99.1(c) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended September 30, 1997



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